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                                                                    EXHIBIT 23.1

                         INDEPENDENT AUDITORS' CONSENT

    We consent to the incorporation by reference in Registration Statement Nos. 333-86897, 333-53885, and 333-49111 of Metromedia Fiber Network, Inc. on Form S-8 of our report with respect to AboveNet Communications, Inc. dated July 28, 1999 (September 8, 1999 as to Note 17), appearing in this Amendment No. 2 to the Current Report on Form 8-K/A of Metromedia Fiber Network, Inc.

DELOITTE & TOUCHE LLP
San Jose, California
October 25, 1999